Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

Note 12 - Subsequent Events

During October 2025, the Company entered into an asset purchase agreement (the “APA”) with Reality Sports Online, Inc. (the “Seller”). Pursuant to the APA, the Seller agreed to sell, and the Company agreed to purchase a technology platform, intellectual property, and other related assets associated with the Seller’s business (the “Purchased Assets”).

In consideration for the Purchased Assets, the Company has agreed to pay $205,000 to the Seller and issue to the Seller, 5,300,000 shares of its common stock, par value $0.0001 per share (the “Shares”). The APA contains certain representations, warranties and covenants of the parties that are customary for agreements of its type. In addition, the Seller has agreed to indemnify the Company for any inaccuracy in or breach of the APA, any unpaid indebtedness or transaction expenses of the Seller at or prior to closing, and certain third-party claims, in each case subject to the Indemnification Deductible and Liability Cap (as defined in the APA). The closing is subject to the satisfaction or waiver of certain conditions set forth in the APA, which were satisfied and the transaction closed in November 2025.

Management has evaluated events that occurred subsequent to the end of the reporting period and there are no other subsequent events to report.

Note 16 – Subsequent Events

During January and February 2025, the Company issued 16,225,000 shares of common stock to various consultants, executive officers and board members at a total fair value of approximately $116,000.

Management has evaluated the subsequent events for disclosure in these consolidated financial statements through March 31, 2025, the date these consolidated financial statements were available for issuance, and determined that no other events have occurred that would require adjustment to or disclosure in these consolidated financial statements.